UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2019

Item 1.

Reports to Stockholders

Fidelity® Strategic Dividend & Income® Fund

Annual Report

November 30, 2019

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	5.03%	5.80%	9.87%
Class M (incl. 3.50% sales charge)	7.27%	6.03%	9.86%
Class C (incl. contingent deferred sales charge)	9.61%	6.25%	9.69%
Fidelity® Strategic Dividend & Income® Fund	11.81%	7.36%	10.84%
Class I	11.82%	7.34%	10.84%
Class Z	11.90%	7.37%	10.85%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Strategic Dividend & Income® Fund, a class of the fund, on November 30, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$27,998	Fidelity® Strategic Dividend & Income® Fund
$35,289	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  For the fiscal year ending November 30, 2019, the Fidelity Strategic Dividend & Income Composite Index gained 12.74%. The best-performing asset class in the index was real estate investment trust (REIT) common stocks, with the FTSE NAREIT Equity REITs Index gaining 16.33% for the 12-month period. Although REITs benefited from continued strong underlying fundamentals, the asset class also experienced multiple expansion, meaning valuations rose faster than company earnings. Preferred stocks, as measured by the ICE BofAML Fixed Rate Preferred Securities Index, were up 14.88%, as declining interest rates lifted this interest-rate sensitive asset class. Preferreds also bounced back off recent lows to start the reporting period, as did convertible securities. The convertibles market further benefited from the favorable technical tailwind of close to one-fifth of the market maturing – which significantly reduced supply within the asset class – as well as a high correlation to growth-oriented stocks, which enjoyed a strong 12 months of performance. During the period, convertible securities, as measured by the ICE BofAML All US Convertibles Index, advanced 14.54%. Meanwhile, U.S. large-cap value stocks bounced back from a sharp market correction early in the period, with the Morgan Stanley Capital (MSCI) USA High Dividend Yield Index gaining 9.88%.

Comments from Co-Lead Portfolio Manager Adam Kramer:  For the fiscal year, the fund's share classes rose roughly 11% to 12%, trailing the 12.74% increase in the benchmark Fidelity Strategic Dividend & Income Composite Index. Versus the benchmark, asset allocation hampered the portfolio's relative result, particularly a small out-of-index position in master limited partnerships (MLPs), which detracted most. Many MLPs are involved in energy transportation and thus highly correlated to the performance of the energy sector, which struggled this period due to high inventories, concern about slowing economic growth and weak oil prices. In contrast, security selection within the fund contributed the past 12 months, especially among convertible bonds and dividend-paying large-cap value stocks, and also in the MLP subportfolio to a lesser degree. Among convertibles, investment choices in energy and health care helped the most, while in the fund's equity subportfolio, stock picking within health care aided relative performance even more so by way of either avoiding or significantly underweighting certain weak-performing components of the subportfolio's equity benchmark. Conversely, security selection among preferred securities detracted, particularly in the energy and diversified financial services industries. Lastly, the preferred subportfolio's duration, which was shorter than a comparable index of preferred securities, further hindered relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the Fund’s pro-rata share of the investments of Fidelity’s Equity Central Funds.

Top Ten Investments as of November 30, 2019

(excluding cash equivalents)	% of fund's net assets
Procter & Gamble Co.	2.8
Johnson & Johnson	2.6
Cisco Systems, Inc.	2.2
Walmart, Inc.	2.1
PepsiCo, Inc.	2.0
Amgen, Inc.	1.7
McDonald's Corp.	1.5
AbbVie, Inc.	1.2
Microsoft Corp.	1.1
AT&T, Inc.	1.0
18.2

Top Five Market Sectors as of November 30, 2019

% of fund's net assets
Financials	15.7
Information Technology	13.9
Health Care	12.7
Consumer Staples	11.4
Real Estate	10.6

Asset Allocation (% of fund's net assets)

As of November 30, 2019*
Common Stocks	61.5%
Preferred Stocks	6.8%
Convertible Bonds	16.3%
Other Investments	8.7%
Short-Term Investments and Net Other Assets (Liabilities)	6.7%

 * Foreign investments – 8.5%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Schedule of Investments November 30, 2019

Showing Percentage of Net Assets

Corporate Bonds - 17.3%
		Principal Amount(a)	Value
Convertible Bonds - 16.3%
COMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 0.2%
Liberty Media Corp. 2.25% 9/30/46		$18,890,000	$10,592,618
Vonage Holdings Corp. 1.75% 6/1/24 (b)		1,480,000	1,321,479
			11,914,097
Entertainment - 0.6%
iQIYI, Inc.:
2% 4/1/25 (b)		102,000	96,727
3.75% 12/1/23 (b)		171,000	179,353
Liberty Media Corp. 2.25% 12/1/48 (b)		1,970,000	2,298,744
Live Nation Entertainment, Inc. 2.5% 3/15/23		2,885,000	3,492,639
Pandora Media, Inc. 1.75% 12/1/23		809,000	990,862
Sea Ltd.:
1% 12/1/24 (b)		5,045,000	5,181,286
2.25% 7/1/23		2,007,000	3,996,296
World Wrestling Entertainment, Inc. 3.375% 12/15/23		4,605,000	11,924,072
Zynga, Inc. 0.25% 6/1/24 (b)		2,332,000	2,389,966
			30,549,945
Interactive Media & Services - 0.3%
Momo, Inc. 1.25% 7/1/25		90,000	85,087
Snap, Inc. 0.75% 8/1/26 (b)		4,940,000	4,993,218
Twitter, Inc. 0.25% 6/15/24		5,530,000	5,281,050
Weibo Corp. 1.25% 11/15/22		93,000	86,658
YY, Inc.:
0.75% 6/15/25 (b)		98,000	94,542
1.375% 6/15/26 (b)		100,000	96,517
Zillow Group, Inc.:
0.75% 9/1/24 (b)		1,960,000	2,162,437
1.375% 9/1/26 (b)		1,910,000	2,097,775
1.5% 7/1/23		535,000	489,662
2% 12/1/21		465,000	492,849
			15,879,795
Media - 1.3%
DISH Network Corp.:
2.375% 3/15/24		9,264,000	8,363,678
3.375% 8/15/26		18,033,000	17,007,373
Gannett Co., Inc. 4.75% 4/15/24		1,250,000	1,249,125
GCI Liberty, Inc. 1.75% 9/30/46 (b)		8,149,000	10,914,990
Liberty Interactive LLC 1.75% 9/30/46 (b)		3,825,000	5,449,141
Liberty Latin America Ltd. 2% 7/15/24 (b)		1,420,000	1,445,673
Liberty Media Corp.:
1% 1/30/23		5,205,000	6,833,874
1.375% 10/15/23		10,412,000	13,917,192
2.125% 3/31/48 (b)		1,835,000	1,896,362
			67,077,408
Wireless Telecommunication Services - 0.1%
Boingo Wireless, Inc. 1% 10/1/23		4,030,000	3,531,766
TOTAL COMMUNICATION SERVICES			128,953,011
CONSUMER DISCRETIONARY - 1.5%
Auto Components - 0.0%
Veoneer, Inc. 4% 6/1/24		475,000	484,651
Automobiles - 0.3%
Tesla, Inc.:
1.25% 3/1/21		3,108,000	3,439,016
2% 5/15/24		8,473,000	10,724,071
2.375% 3/15/22		1,795,000	2,170,456
			16,333,543
Diversified Consumer Services - 0.1%
Chegg, Inc.:
0.125% 3/15/25 (b)		500,000	515,590
0.25% 5/15/23		337,000	518,411
IAC Financeco, Inc. 0.875% 10/1/22 (b)		3,286,000	5,133,074
			6,167,075
Hotels, Restaurants & Leisure - 0.4%
Caesars Entertainment Corp. 5% 10/1/24		10,578,966	19,676,882
Marriott Vacations Worldwide Corp. 1.5% 9/15/22		1,680,000	1,754,848
			21,431,730
Internet & Direct Marketing Retail - 0.7%
Baozun, Inc. 1.625% 5/1/24 (b)		74,000	73,555
Etsy, Inc.:
0% 3/1/23		2,200,000	3,059,375
0.125% 10/1/26 (b)		770,000	686,263
MercadoLibre, Inc. 2% 8/15/28		5,397,000	8,139,351
Pinduoduo, Inc. 0% 10/1/24 (b)		5,104,000	5,624,608
Quotient Technology, Inc. 1.75% 12/1/22		1,035,000	1,012,690
The Booking Holdings, Inc.:
0.35% 6/15/20		4,881,000	7,035,374
0.9% 9/15/21		4,800,000	5,363,143
Wayfair LLC:
0.375% 9/1/22		296,000	311,355
1.125% 11/1/24		329,000	332,290
			31,638,004
Specialty Retail - 0.0%
Guess?, Inc. 2% 4/15/24 (b)		902,000	907,074
TOTAL CONSUMER DISCRETIONARY			76,962,077
ENERGY - 0.4%
Energy Equipment & Services - 0.0%
Oil States International, Inc. 1.5% 2/15/23		525,000	456,593
Oil, Gas & Consumable Fuels - 0.4%
Golar LNG Ltd. 2.75% 2/15/22		2,880,000	2,511,908
Oasis Petroleum, Inc. 2.625% 9/15/23		680,000	469,721
PDC Energy, Inc. 1.125% 9/15/21		565,000	518,310
Scorpio Tankers, Inc. 3% 5/15/22		12,014,000	13,743,887
Ship Finance International Ltd. 4.875% 5/1/23		435,000	479,718
SM Energy Co. 1.5% 7/1/21		1,110,000	989,958
Teekay Corp. 5% 1/15/23		433,000	369,939
			19,083,441
TOTAL ENERGY			19,540,034
FINANCIALS - 0.4%
Banks - 0.0%
Hope Bancorp, Inc. 2% 5/15/38		355,000	332,663
Capital Markets - 0.1%
IAC FinanceCo 2, Inc.:
0.875% 6/15/26 (b)		3,040,000	3,189,546
2% 1/15/30 (b)		2,940,000	3,215,625
			6,405,171
Diversified Financial Services - 0.2%
AXA SA 7.25% 5/15/21 (b)		5,591,000	6,458,639
RWT Holdings, Inc. 5.75% 10/1/25 (b)		500,000	507,964
			6,966,603
Mortgage Real Estate Investment Trusts - 0.0%
Arbor Realty Trust, Inc. 4.75% 11/1/22 (b)		510,000	507,624
Exantas Capital Corp. 4.5% 8/15/22		308,000	328,750
Starwood Property Trust, Inc. 4.375% 4/1/23		250,000	258,281
			1,094,655
Thrifts & Mortgage Finance - 0.1%
LendingTree, Inc. 0.625% 6/1/22		1,895,000	3,444,400
TOTAL FINANCIALS			18,243,492
HEALTH CARE - 2.5%
Biotechnology - 1.1%
Acorda Therapeutics, Inc. 1.75% 6/15/21		1,100,000	772,086
Alder Biopharmaceuticals, Inc. 2.5% 2/1/25		1,040,000	1,154,400
Apellis Pharmaceuticals, Inc. 3.5% 9/15/26 (b)		700,000	681,874
BioMarin Pharmaceutical, Inc.:
0.599% 8/1/24		675,000	694,354
1.5% 10/15/20		525,000	562,378
Clovis Oncology, Inc.:
2.5% 9/15/21		1,918,000	1,729,483
4.5% 8/1/24 (b)		460,000	868,851
Exact Sciences Corp.:
0.375% 3/15/27		3,550,000	3,712,977
1% 1/15/25		2,685,000	3,568,790
Flexion Therapeutics, Inc. 3.375% 5/1/24		520,000	504,725
Halozyme Therapeutics, Inc. 1.25% 12/1/24 (b)		330,000	341,975
Intercept Pharmaceuticals, Inc.:
2% 5/15/26		1,320,000	1,575,124
3.25% 7/1/23		1,120,000	1,071,791
Invitae Corp. 2% 9/1/24 (b)		2,889,000	2,812,053
Ironwood Pharmaceuticals, Inc.:
0.75% 6/15/24 (b)		930,000	1,030,796
1.5% 6/15/26 (b)		930,000	1,050,648
2.25% 6/15/22		1,400,000	1,560,417
Neurocrine Biosciences, Inc. 2.25% 5/15/24		3,050,000	4,969,419
PTC Therapeutics, Inc.:
1.5% 9/15/26 (b)		700,000	797,922
3% 8/15/22		310,000	352,257
Repligen Corp. 0.375% 7/15/24		2,420,000	2,570,637
Retrophin, Inc. 2.5% 9/15/25		1,325,000	1,029,036
Sarepta Therapeutics, Inc. 1.5% 11/15/24		2,854,000	4,977,927
The Medicines Co.:
2.5% 1/15/22		1,050,000	2,632,875
2.75% 7/15/23		1,400,000	2,418,549
3.5% 1/15/24 (b)		3,500,000	11,845,313
			55,286,657
Health Care Equipment & Supplies - 0.6%
CONMED Corp. 2.625% 2/1/24 (b)		3,099,000	4,307,610
DexCom, Inc.:
0.75% 5/15/22		2,692,000	6,194,103
0.75% 12/1/23 (b)		4,875,000	7,398,726
Insulet Corp. 1.375% 11/15/24		1,780,000	3,630,638
Mesa Laboratories, Inc. 1.375% 8/15/25		620,000	649,261
Nevro Corp. 1.75% 6/1/21		450,000	593,394
NuVasive, Inc. 2.25% 3/15/21		1,915,000	2,432,050
Wright Medical Group NV 2.25% 11/15/21		2,165,000	3,076,428
Wright Medical Group, Inc. 1.625% 6/15/23		2,685,000	2,777,740
			31,059,950
Health Care Providers & Services - 0.1%
Anthem, Inc. 2.75% 10/15/42		1,249,000	5,004,256
Health Care Technology - 0.2%
Tabula Rasa HealthCare, Inc. 1.75% 2/15/26 (b)		1,353,000	1,293,756
Teladoc Health, Inc.:
1.375% 5/15/25		2,027,000	3,515,352
3% 12/15/22		1,943,000	3,905,565
			8,714,673
Life Sciences Tools & Services - 0.2%
Accelerate Diagnostics, Inc. 2.5% 3/15/23		2,010,000	1,443,332
Illumina, Inc.:
0% 8/15/23		3,596,000	3,920,608
0.5% 6/15/21		3,135,000	4,265,664
			9,629,604
Pharmaceuticals - 0.3%
Aerie Pharmaceuticals, Inc. 1.5% 10/1/24 (b)		1,410,000	1,427,056
ANI Pharmaceuticals, Inc. 3% 12/1/19		815,000	815,003
Dermira, Inc. 3% 5/15/22		2,320,000	1,940,100
Innoviva, Inc.:
2.125% 1/15/23		905,000	898,778
2.5% 8/15/25		630,000	665,831
Isis Pharmaceuticals, Inc. 1% 11/15/21		3,071,000	3,579,634
Jazz Investments I Ltd.:
1.5% 8/15/24		1,950,000	1,957,313
1.875% 8/15/21		1,840,000	1,889,487
Pacira Biosciences, Inc. 2.375% 4/1/22		1,070,000	1,119,488
Supernus Pharmaceuticals, Inc. 0.625% 4/1/23		1,235,000	1,113,266
Theravance Biopharma, Inc. 3.25% 11/1/23		1,287,000	1,252,664
			16,658,620
TOTAL HEALTH CARE			126,353,760
INDUSTRIALS - 0.5%
Aerospace & Defense - 0.1%
Aerojet Rocketdyne Holdings, Inc. 2.25% 12/15/23		2,020,000	3,562,871
Air Freight & Logistics - 0.0%
Best, Inc. 1.75% 10/1/24 (b)		97,000	104,639
Echo Global Logistics, Inc. 2.5% 5/1/20		290,000	286,961
			391,600
Building Products - 0.1%
Patrick Industries, Inc. 1% 2/1/23		2,090,000	1,967,213
Construction & Engineering - 0.1%
Dycom Industries, Inc. 0.75% 9/15/21		1,847,000	1,790,645
Granite Construction, Inc. 2.75% 11/1/24 (b)		4,560,000	4,709,984
			6,500,629
Machinery - 0.1%
Chart Industries, Inc. 1% 11/15/24 (b)		2,665,000	3,068,211
Fortive Corp. 0.875% 2/15/22 (b)		503,000	495,408
Greenbrier Companies, Inc. 2.875% 2/1/24		486,000	457,780
Meritor, Inc. 3.25% 10/15/37		355,000	379,452
			4,400,851
Marine - 0.0%
Eagle Bulk Shipping, Inc. 5% 8/1/24 (b)		760,000	846,253
Professional Services - 0.1%
FTI Consulting, Inc. 2% 8/15/23		5,299,000	6,584,008
Trading Companies & Distributors - 0.0%
Kaman Corp. 3.25% 5/1/24		430,000	506,110
TOTAL INDUSTRIALS			24,759,535
INFORMATION TECHNOLOGY - 7.8%
Communications Equipment - 0.3%
Applied Optoelectronics, Inc. 5% 3/15/24 (b)		1,221,000	1,132,503
CalAmp Corp. 2% 8/1/25		1,720,000	1,414,125
InterDigital, Inc. 2% 6/1/24 (b)		1,470,000	1,475,045
Liberty Media Corp. 3.5% 1/15/31		4,280,000	3,824,351
Lumentum Holdings, Inc. 0.25% 3/15/24		3,188,000	4,458,297
Viavi Solutions, Inc.:
1% 3/1/24		780,000	1,001,820
1.75% 6/1/23		800,000	999,863
			14,306,004
Electronic Equipment & Components - 0.1%
II-VI, Inc. 0.25% 9/1/22		630,000	613,463
Insight Enterprises, Inc. 0.75% 2/15/25 (b)		2,300,000	2,601,875
Knowles Corp. 3.25% 11/1/21		745,000	991,966
Par Technology Corp. 4.5% 4/15/24 (b)		1,000,000	1,261,057
TTM Technologies, Inc. 1.75% 12/15/20		1,000,000	1,421,673
			6,890,034
IT Services - 1.1%
Akamai Technologies, Inc.:
0.125% 5/1/25		6,192,000	6,905,013
0.375% 9/1/27 (b)		5,684,000	5,615,644
Carbonite, Inc. 2.5% 4/1/22		1,188,000	1,256,667
Euronet Worldwide, Inc. 0.75% 3/15/49 (b)		2,500,000	2,975,662
KBR, Inc. 2.5% 11/1/23 (b)		1,985,000	2,577,459
MongoDB, Inc. 0.75% 6/15/24		1,735,000	3,896,159
Okta, Inc.:
0.125% 9/1/25 (b)		5,135,000	5,183,141
0.25% 2/15/23		2,629,000	7,127,876
Perficient, Inc. 2.375% 9/15/23		390,000	496,746
Square, Inc.:
0.375% 3/1/22		699,000	2,108,153
0.5% 5/15/23		4,111,000	4,785,009
Twilio, Inc. 0.25% 6/1/23		2,666,000	4,261,165
Unisys Corp. 5.5% 3/1/21		845,000	1,107,190
Wix.com Ltd. 0% 7/1/23		7,781,000	8,777,941
			57,073,825
Semiconductors & Semiconductor Equipment - 2.3%
Adesto Technologies Corp. 4.25% 9/15/24 (b)		1,083,000	1,032,119
Advanced Micro Devices, Inc. 2.125% 9/1/26		2,753,000	13,648,689
Cree, Inc. 0.875% 9/1/23		3,875,000	4,027,578
Cypress Semiconductor Corp.:
2% 2/1/23		840,000	1,019,532
4.5% 1/15/22		3,535,000	6,163,914
Inphi Corp.:
0.75% 9/1/21		1,150,000	1,555,186
1.125% 12/1/20		970,000	1,704,255
Intel Corp. 3.25% 8/1/39		2,904,000	8,328,585
Microchip Technology, Inc.:
1.625% 2/15/25		9,625,000	18,647,694
1.625% 2/15/27		11,920,000	15,567,357
2.25% 2/15/37		5,164,000	6,748,700
Micron Technology, Inc. 3.125% 5/1/32		1,807,000	8,596,122
Novellus Systems, Inc. 2.625% 5/15/41		1,246,000	10,331,511
ON Semiconductor Corp.:
1% 12/1/20		3,531,000	4,419,879
1.625% 10/15/23		3,345,000	4,277,419
Rambus, Inc. 1.375% 2/1/23		840,000	835,291
Silicon Laboratories, Inc. 1.375% 3/1/22		321,000	401,748
Synaptics, Inc. 0.5% 6/15/22		1,185,000	1,231,082
Teradyne, Inc. 1.25% 12/15/23		2,936,000	5,960,080
			114,496,741
Software - 3.9%
8x8, Inc. 0.5% 2/1/24 (b)		985,000	1,029,392
Altair Engineering, Inc. 0.25% 6/1/24		1,080,000	1,060,950
Alteryx, Inc.:
0.5% 6/1/23		720,000	1,868,517
0.5% 8/1/24 (b)		2,002,000	1,975,094
1% 8/1/26 (b)		2,220,000	2,157,184
Atlassian, Inc. 0.625% 5/1/23		5,869,000	9,696,451
Avaya Holdings Corp. 2.25% 6/15/23		550,000	480,008
Benefitfocus, Inc. 1.25% 12/15/23 (b)		3,494,000	3,068,025
BlackLine, Inc. 0.125% 8/1/24 (b)		3,560,000	3,614,374
Coupa Software, Inc.:
0.125% 6/15/25 (b)		10,764,000	12,985,662
0.375% 1/15/23		767,000	2,642,237
CyberArk Software Ltd. 0% 11/15/24 (b)		2,525,000	2,658,825
DocuSign, Inc. 0.5% 9/15/23		4,255,000	5,177,116
Everbridge, Inc. 1.5% 11/1/22		1,967,000	5,172,344
FireEye, Inc.:
0.875% 6/1/24		2,968,000	2,988,405
1.625% 6/1/35		2,500,000	2,409,956
Five9, Inc. 0.125% 5/1/23		1,340,000	2,331,739
Guidewire Software, Inc. 1.25% 3/15/25		2,160,000	2,700,221
HubSpot, Inc. 0.25% 6/1/22		2,880,000	4,773,717
j2 Global, Inc.:
1.75% 11/1/26 (b)		3,430,000	3,486,388
3.25% 6/15/29		1,895,000	2,823,550
LivePerson, Inc. 0.75% 3/1/24 (b)		9,990,000	12,456,054
New Relic, Inc. 0.5% 5/1/23		903,000	878,732
Nice Systems, Inc. 1.25% 1/15/24		2,710,000	5,051,829
Nuance Communications, Inc.:
1% 12/15/35		465,000	461,643
1.25% 4/1/25		2,172,000	2,397,345
Nutanix, Inc. 0% 1/15/23		3,728,000	3,945,740
Palo Alto Networks, Inc. 0.75% 7/1/23		7,291,000	7,975,369
Pluralsight, Inc. 0.375% 3/1/24 (b)		1,650,000	1,423,699
Proofpoint, Inc. 0.25% 8/15/24 (b)		4,965,000	5,179,795
PROS Holdings, Inc. 1% 5/15/24 (b)		3,915,000	4,545,620
Q2 Holdings, Inc.:
0.75% 2/15/23		2,700,000	4,190,683
0.75% 6/1/26 (b)		4,740,000	5,534,587
Rapid7, Inc. 1.25% 8/1/23		1,250,000	1,860,859
RealPage, Inc. 1.5% 11/15/22		1,490,000	2,118,531
RingCentral, Inc. 0% 3/15/23		3,160,000	6,765,087
SailPoint Technologies Holding, Inc. 0.125% 9/15/24 (b)		4,510,000	4,964,680
ServiceNow, Inc. 0% 6/1/22		4,827,000	10,207,054
Splunk, Inc.:
0.5% 9/15/23		7,079,000	8,492,644
1.125% 9/15/25		4,952,000	6,108,185
Talend SA 1.75% 9/1/24 (b)	EUR	3,610,000	4,190,055
Verint Systems, Inc. 1.5% 6/1/21		1,400,000	1,435,753
Workday, Inc.:
0.25% 10/1/22		7,092,000	9,596,363
1.5% 7/15/20		1,264,000	2,776,042
Workiva, Inc. 1.125% 8/15/26 (b)		3,776,000	3,413,999
Zendesk, Inc. 0.25% 3/15/23		2,746,000	3,825,521
			194,896,024
Technology Hardware, Storage & Peripherals - 0.1%
Pure Storage, Inc. 0.125% 4/15/23		490,000	478,311
Western Digital Corp. 1.5% 2/1/24		6,989,000	6,565,644
			7,043,955
TOTAL INFORMATION TECHNOLOGY			394,706,583
MATERIALS - 0.3%
Metals & Mining - 0.3%
Allegheny Technologies, Inc. 4.75% 7/1/22		1,165,000	2,006,787
Cleveland-Cliffs, Inc. 1.5% 1/15/25		1,413,000	1,647,558
Endeavour Mining Corp. 3% 2/15/23 (b)		2,410,000	2,500,375
SSR Mining, Inc. 2.5% 4/1/39 (b)		2,061,000	2,424,251
United States Steel Corp. 5% 11/1/26 (b)		5,600,000	6,645,651
			15,224,622
REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
CorEnergy Infrastructure Trust, Inc. 5.875% 8/15/25 (b)		750,000	757,969
Extra Space Storage LP 3.125% 10/1/35 (b)		1,074,000	1,248,378
Ih Merger Sub LLC 3.5% 1/15/22		1,000,000	1,360,879
iStar Financial, Inc. 3.125% 9/15/22		1,075,000	1,141,788
National Health Investors, Inc. 3.25% 4/1/21		550,000	650,665
Uniti Fiber Holdings, Inc. 4% 6/15/24 (b)		85,000	69,295
			5,228,974
Real Estate Management & Development - 0.0%
Redfin Corp. 1.75% 7/15/23		450,000	428,795
TOTAL REAL ESTATE			5,657,769
UTILITIES - 0.3%
Independent Power and Renewable Electricity Producers - 0.3%
NextEra Energy Partners LP 1.5% 9/15/20 (b)		2,455,000	2,564,952
NRG Energy, Inc. 2.75% 6/1/48		9,763,000	10,998,799
			13,563,751

TOTAL CONVERTIBLE BONDS			823,964,634

Nonconvertible Bonds - 1.0%
COMMUNICATION SERVICES - 0.1%
Entertainment - 0.1%
Viacom, Inc. 6.25% 2/28/57 (c)		5,960,000	6,496,400
CONSUMER STAPLES - 0.2%
Food Products - 0.2%
JBS Investments II GmbH 5.75% 1/15/28 (b)		985,000	1,036,713
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 6.75% 2/15/28 (b)		5,818,000	6,421,036
JBS U.S.A. Lux SA / JBS Food Co. 5.5% 1/15/30 (b)		975,000	1,039,594
			8,497,343
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
DCP Midstream LLC 5.85% 5/21/43 (b)(c)		1,000,000	920,000
Southwestern Energy Co. 4.1% 3/15/22		3,150,000	3,039,750
			3,959,750
FINANCIALS - 0.6%
Banks - 0.1%
Chase Capital Trust VI 3 month U.S. LIBOR + 0.620% 2.5341% 8/1/28 (c)(d)		4,500,000	4,173,750
CIT Group, Inc. 4.125% 11/13/29 (c)		1,000,000	1,003,750
			5,177,500
Capital Markets - 0.2%
Chase Capital III 3 month U.S. LIBOR + 0.550% 2.6876% 3/1/27 (c)(d)		4,500,000	4,196,250
JPMorgan Chase Capital XXIII 3 month U.S. LIBOR + 1.000% 2.9099% 5/15/77(c)(d)		4,500,000	3,780,000
			7,976,250
Consumer Finance - 0.0%
Ally Financial, Inc. 8% 11/1/31		1,985,000	2,715,569
Diversified Financial Services - 0.3%
ILFC E-Capital Trust I 3 month U.S. LIBOR + 1.550% 3.77% 12/21/65 (b)(c)(d)		14,050,000	10,923,875
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (b)		2,000,000	2,082,500
			13,006,375
TOTAL FINANCIALS			28,875,694
INDUSTRIALS - 0.0%
Air Freight & Logistics - 0.0%
Aercap Global Aviation Trust 6.5% 6/15/45 (b)(c)		1,130,000	1,240,175
REAL ESTATE - 0.0%
Equity Real Estate Investment Trusts (REITs) - 0.0%
VICI Properties, Inc.:
4.25% 12/1/26 (b)		1,170,000	1,193,400
4.625% 12/1/29 (b)		670,000	690,871
			1,884,271
UTILITIES - 0.0%
Electric Utilities - 0.0%
Duke Energy Corp. 4.875% (c)(e)		500,000	523,750

TOTAL NONCONVERTIBLE BONDS			51,477,383

TOTAL CORPORATE BONDS
(Cost $765,444,031)			875,442,017
		Shares	Value

Common Stocks - 52.0%
COMMUNICATION SERVICES - 3.4%
Diversified Telecommunication Services - 1.5%
AT&T, Inc.		1,360,300	50,848,014
Verizon Communications, Inc.		440,900	26,559,816
			77,407,830
Entertainment - 0.4%
The Walt Disney Co.		133,200	20,190,456
Media - 1.1%
Comcast Corp. Class A		855,000	37,748,250
DISH Network Corp. rights 12/9/19 (f)		21,073	14,330
Interpublic Group of Companies, Inc.		742,900	16,640,960
			54,403,540
Wireless Telecommunication Services - 0.4%
T-Mobile U.S., Inc. (f)		247,800	19,464,690

TOTAL COMMUNICATION SERVICES			171,466,516

CONSUMER DISCRETIONARY - 2.9%
Hotels, Restaurants & Leisure - 1.8%
McDonald's Corp.		382,200	74,330,256
Royal Caribbean Cruises Ltd.		120,800	14,498,416
			88,828,672
Specialty Retail - 1.0%
Lowe's Companies, Inc.		277,200	32,518,332
The Home Depot, Inc.		84,300	18,588,993
			51,107,325
Textiles, Apparel & Luxury Goods - 0.1%
PVH Corp.		57,500	5,575,200

TOTAL CONSUMER DISCRETIONARY			145,511,197

CONSUMER STAPLES - 11.1%
Beverages - 2.1%
Diageo PLC		145,700	5,952,831
PepsiCo, Inc.		738,400	100,296,872
			106,249,703
Food & Staples Retailing - 2.2%
Kroger Co.		181,400	4,959,476
Walmart, Inc.		907,500	108,074,175
			113,033,651
Food Products - 0.4%
McCormick & Co., Inc. (non-vtg.)		44,400	7,514,700
The J.M. Smucker Co.		128,300	13,483,047
			20,997,747
Household Products - 3.4%
Kimberly-Clark Corp.		216,200	29,476,708
Procter & Gamble Co.		1,143,258	139,546,059
			169,022,767
Personal Products - 0.9%
Unilever NV (NY Reg.)		735,100	43,775,205
Tobacco - 2.1%
Altria Group, Inc.		868,500	43,164,450
British American Tobacco PLC sponsored ADR		433,809	17,183,174
Philip Morris International, Inc.		576,800	47,834,024
			108,181,648

TOTAL CONSUMER STAPLES			561,260,721

ENERGY - 6.1%
Oil, Gas & Consumable Fuels - 6.1%
Black Stone Minerals LP		122,400	1,452,888
BP PLC		1,187,800	7,398,220
Brigham Minerals, Inc. Class A		55,800	1,080,288
Cheniere Energy, Inc. (f)		116,400	7,046,856
Chevron Corp.		192,100	22,500,673
ConocoPhillips Co.		336,200	20,151,828
Delek Logistics Partners LP		66,700	2,142,404
DHT Holdings, Inc.		861,700	6,324,878
Enbridge, Inc.		169,200	6,426,365
Energy Transfer Equity LP		1,438,104	16,984,008
Enterprise Products Partners LP		794,000	20,898,080
EQM Midstream Partners LP		54,433	1,261,213
Equitrans Midstream Corp.		202,600	2,019,922
Exxon Mobil Corp.		705,900	48,092,967
Golar LNG Partners LP		168,300	1,600,533
Hess Midstream Partners LP		100,000	2,045,000
Kimbell Royalty Partners LP		105,700	1,522,080
Magellan Midstream Partners LP		140,100	8,191,647
MPLX LP		491,969	11,635,067
Noble Midstream Partners LP (g)		64,605	1,212,313
Noble Midstream Partners LP		128,000	2,668,800
Phillips 66 Co.		238,900	27,406,608
Phillips 66 Partners LP		106,800	5,951,964
Plains All American Pipeline LP		272,300	4,738,020
Rattler Midstream LP		147,000	2,338,770
Scorpio Tankers, Inc.		352,827	12,133,721
Suncor Energy, Inc.		381,600	11,979,764
Sunoco Logistics Partners, LP		47,600	1,482,740
Tallgrass Energy GP LP		91,500	1,638,765
Targa Resources Corp.		151,100	5,519,683
The Williams Companies, Inc.		303,412	6,893,521
Valero Energy Corp.		271,600	25,935,084
Viper Energy Partners LP		171,500	4,067,980
Western Midstream Partners LP		404,105	7,164,782
			309,907,432
FINANCIALS - 5.0%
Banks - 2.0%
Bank of America Corp.		430,100	14,330,932
Huntington Bancshares, Inc.		408,700	6,085,543
JPMorgan Chase & Co.		107,200	14,124,672
M&T Bank Corp.		83,500	13,755,790
SunTrust Banks, Inc.		332,600	23,561,384
Wells Fargo & Co.		507,900	27,660,234
			99,518,555
Capital Markets - 0.7%
BlackRock, Inc. Class A		60,300	29,843,073
KKR & Co. LP		246,000	7,254,540
			37,097,613
Diversified Financial Services - 0.8%
Berkshire Hathaway, Inc. Class B (f)		180,400	39,742,120
Insurance - 1.5%
Chubb Ltd.		149,500	22,646,260
Marsh & McLennan Companies, Inc.		87,700	9,477,739
MetLife, Inc.		283,300	14,139,503
The Travelers Companies, Inc.		235,700	32,224,904
			78,488,406

TOTAL FINANCIALS			254,846,694

HEALTH CARE - 9.5%
Biotechnology - 2.9%
AbbVie, Inc.		683,700	59,981,001
Amgen, Inc.		368,300	86,447,376
			146,428,377
Health Care Equipment & Supplies - 0.6%
Becton, Dickinson & Co.		125,200	32,364,200
Health Care Providers & Services - 0.4%
Cigna Corp.		30,800	6,157,536
UnitedHealth Group, Inc.		53,200	14,889,084
			21,046,620
Pharmaceuticals - 5.6%
AstraZeneca PLC:
(United Kingdom)		138,900	13,418,825
sponsored ADR		460,900	22,344,432
Bayer AG		13,935	1,052,435
Bristol-Myers Squibb Co.		891,300	50,750,622
Eli Lilly & Co.		117,300	13,765,155
Johnson & Johnson		939,244	129,136,658
Roche Holding AG (participation certificate)		104,600	32,247,445
Sanofi SA sponsored ADR		435,200	20,315,136
			283,030,708

TOTAL HEALTH CARE			482,869,905

INDUSTRIALS - 3.3%
Aerospace & Defense - 1.2%
General Dynamics Corp.		61,500	11,177,010
Northrop Grumman Corp.		51,900	18,256,863
United Technologies Corp.		230,500	34,192,370
			63,626,243
Electrical Equipment - 0.5%
Eaton Corp. PLC		254,800	23,569,000
Industrial Conglomerates - 1.1%
3M Co.		257,800	43,766,706
General Electric Co.		891,900	10,051,713
			53,818,419
Machinery - 0.4%
Ingersoll-Rand PLC		103,100	13,517,441
Pentair PLC		67,200	2,980,320
Rexnord Corp. (f)		58,758	1,856,165
			18,353,926
Marine - 0.0%
Scorpio Bulkers, Inc.		280,686	1,717,798
Professional Services - 0.1%
Equifax, Inc.		52,500	7,331,100

TOTAL INDUSTRIALS			168,416,486

INFORMATION TECHNOLOGY - 5.7%
Communications Equipment - 2.2%
Cisco Systems, Inc.		2,477,600	112,260,056
IT Services - 1.1%
Amdocs Ltd.		203,300	14,088,690
Paychex, Inc.		397,700	34,249,924
Visa, Inc. Class A		52,400	9,668,324
			58,006,938
Semiconductors & Semiconductor Equipment - 0.6%
NXP Semiconductors NV		140,100	16,192,758
Qualcomm, Inc.		89,500	7,477,725
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR		88,400	4,693,156
			28,363,639
Software - 1.1%
Microsoft Corp.		367,100	55,571,598
PROS Holdings, Inc. (f)		12,311	766,852
			56,338,450
Technology Hardware, Storage & Peripherals - 0.7%
Apple, Inc.		123,200	32,925,200

TOTAL INFORMATION TECHNOLOGY			287,894,283

MATERIALS - 1.4%
Chemicals - 1.4%
Corteva, Inc.		471,772	12,275,507
Dow, Inc.		471,772	25,178,472
DowDuPont, Inc.		471,772	30,575,543
International Flavors & Fragrances, Inc.		22,296	3,148,864
			71,178,386
REAL ESTATE - 0.6%
Equity Real Estate Investment Trusts (REITs) - 0.6%
American Tower Corp.		143,100	30,627,693
UTILITIES - 3.0%
Electric Utilities - 1.3%
Exelon Corp.		586,300	26,031,720
NextEra Energy, Inc.		40,000	9,352,800
Xcel Energy, Inc.		512,700	31,525,923
			66,910,443
Independent Power and Renewable Electricity Producers - 0.6%
NextEra Energy Partners LP		57,200	3,039,036
NRG Energy, Inc.		266,700	10,595,991
Vistra Energy Corp.		675,182	17,912,578
			31,547,605
Multi-Utilities - 1.1%
Ameren Corp.		523,300	38,896,889
WEC Energy Group, Inc.		154,000	13,652,100
			52,548,989

TOTAL UTILITIES			151,007,037

TOTAL COMMON STOCKS
(Cost $2,078,315,416)			2,634,986,350

Preferred Stocks - 6.8%
Convertible Preferred Stocks - 3.6%
CONSUMER STAPLES - 0.1%
Food Products - 0.1%
Bunge Ltd. 4.875%		35,400	3,557,391
Household Products - 0.0%
Energizer Holdings, Inc. 7.50%		28,500	3,015,870
TOTAL CONSUMER STAPLES			6,573,261
ENERGY - 0.1%
Energy Equipment & Services - 0.1%
Nabors Industries Ltd. Series A, 6.00%		202,600	3,397,602
FINANCIALS - 1.0%
Banks - 1.0%
Bank of America Corp. Series L, 7.25%		15,045	22,266,600
Wells Fargo & Co. 7.50%		18,913	27,612,980
			49,879,580
Mortgage Real Estate Investment Trusts - 0.0%
Great Ajax Corp. 7.25%		13,367	368,942
TOTAL FINANCIALS			50,248,522
HEALTH CARE - 0.7%
Health Care Equipment & Supplies - 0.5%
Becton, Dickinson & Co. Series A, 6.125%		208,900	12,989,676
Danaher Corp. 4.75%		11,700	13,364,559
			26,354,235
Health Care Technology - 0.1%
Change Healthcare, Inc. 6.00%		30,000	1,555,200
Life Sciences Tools & Services - 0.1%
Avantor, Inc. Series A 6.25%		90,900	5,479,032
TOTAL HEALTH CARE			33,388,467
INDUSTRIALS - 0.3%
Machinery - 0.3%
Colfax Corp. 5.75%		20,200	2,970,499
Fortive Corp. Series A, 5.00%		6,860	6,420,526
Stanley Black & Decker, Inc.:
5.375%		33,400	3,533,052
Series D 5.25% (f)		32,500	3,379,025
			16,303,102
INFORMATION TECHNOLOGY - 0.4%
Semiconductors & Semiconductor Equipment - 0.4%
Broadcom, Inc. Series A 8.00%		16,700	19,443,476
MATERIALS - 0.1%
Chemicals - 0.1%
International Flavors & Fragrances, Inc. 6.00%		79,900	4,134,825
REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Crown Castle International Corp. Series A, 6.875%		8,980	10,845,724
QTS Realty Trust, Inc. 6.50%		8,500	1,067,462
			11,913,186
UTILITIES - 0.7%
Electric Utilities - 0.3%
American Electric Power Co., Inc. 6.125%		33,400	1,804,602
NextEra Energy, Inc. 4.872%		103,000	5,123,220
Southern Co. 6.75%		147,000	7,743,960
			14,671,782
Gas Utilities - 0.0%
South Jersey Industries, Inc. 7.25%		8,500	429,845
Multi-Utilities - 0.4%
CenterPoint Energy, Inc.:
2.00% ZENS (f)		58,275	3,343,820
Series B, 7.00%		59,400	2,687,541
Dominion Energy, Inc. 7.25%		48,400	5,119,752
DTE Energy Co. 6.25%		48,800	2,439,512
Sempra Energy:
6.75%		4,300	506,153
Series A, 6.00%		51,500	6,072,365
			20,169,143
Water Utilities - 0.0%
Aqua America, Inc. 6.00%		24,000	1,429,680
TOTAL UTILITIES			36,700,450

TOTAL CONVERTIBLE PREFERRED STOCKS			182,102,891

Nonconvertible Preferred Stocks - 3.2%
COMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
AT&T, Inc. 5.35%		135,000	3,505,950
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Energy Transfer Partners LP Series C, 7.375% (c)		53,100	1,227,141
FINANCIALS - 2.3%
Banks - 1.9%
Bank of America Corp.:
5.00%		280,000	7,156,800
Series GG, 6.00%		347,000	9,427,990
Series HH 5.875%		230,744	6,218,551
Series KK 5.375%		400,000	10,552,000
BB&T Corp.:
Series F, 5.20%		147,001	3,705,895
Series G, 5.20%		110,956	2,788,324
BOK Financial Corp. 5.375%		20,952	543,663
CIT Group, Inc. Series B 5.625% (f)		35,000	900,900
First Republic Bank Series J 4.70% (f)		40,000	996,000
First Tennessee Bank NA adj. rate (b)		12,500	9,000,000
JPMorgan Chase & Co.:
4.75% (f)		200,000	5,056,000
Series AA 6.10%		5,000	128,050
Series DD, 5.75%		275,000	7,372,750
Series EE 6.00%		125,000	3,457,500
Series Y, 6.125%		5,000	126,250
PNC Financial Services Group, Inc.:
Series P, 6.125% (c)		80,086	2,158,318
Series Q, 5.375%		50,599	1,283,191
U.S. Bancorp:
Series F, 6.50%		55,000	1,499,850
Series K, 5.50%		41,000	1,085,680
Wells Fargo & Co.:
5.70%		63,200	1,629,928
5.85% (c)		325,751	8,811,565
Series P, 5.25%		26,139	660,279
Series X, 5.50%		420,742	10,930,877
Series Y, 5.625%		55,000	1,435,500
			96,925,861
Capital Markets - 0.1%
Bank of New York Mellon Corp. 5.20%		30,000	768,300
Northern Trust Corp.:
Series C, 5.85%		61,161	1,549,208
Series E 4.70% (f)		40,000	1,025,600
Oaktree Capital Group LLC:
6.55%		17,000	457,810
Series A, 6.625%		12,197	332,978
State Street Corp. 6.00%		90,000	2,280,600
			6,414,496
Consumer Finance - 0.1%
Capital One Financial Corp. 5.00%		31,000	769,110
Synchrony Financial Series A 5.625% (f)		45,000	1,156,050
			1,925,160
Diversified Financial Services - 0.1%
AXA Equitable Holdings, Inc. Series A 5.25% (f)		131,900	3,292,224
Insurance - 0.1%
Allstate Corp.:
5.10%		115,000	2,952,050
Series I 4.75%		35,000	881,300
Hartford Financial Services Group, Inc. Series G, 6.00%		32,500	871,650
MetLife, Inc. 5.625%		20,000	527,200
Prudential Financial, Inc. 5.625%		5,000	131,750
			5,363,950
TOTAL FINANCIALS			113,921,691
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Bombardier, Inc. Series 3, 3.983%		123,400	1,035,843
Trading Companies & Distributors - 0.0%
Air Lease Corp. 6.15% (c)		44,060	1,160,981
TOTAL INDUSTRIALS			2,196,824
REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.3%
Boston Properties, Inc. 5.25%		34,339	862,939
National Retail Properties, Inc. Series F, 5.20%		27,000	682,560
PS Business Parks, Inc. Series Z 4.875% (f)		35,000	878,150
Public Storage:
Series C, 5.125%		40,099	1,020,921
Series D, 4.95%		12,700	319,659
Series E, 4.90%		328,535	8,262,655
Series F, 5.15%		5,298	136,318
Series G, 5.05%		39,937	1,015,997
Series I 4.875%		7,500	194,475
Series J 4.70% (f)		30,000	766,500
Series W, 5.20%		83,672	2,109,371
			16,249,545
UTILITIES - 0.5%
Electric Utilities - 0.3%
Duke Energy Corp.:
5.625%		85,000	2,266,950
5.75%		10,000	269,300
NextEra Energy Capital Holdings, Inc.:
5.65%		6,000	159,060
Series I, 5.125%		176,264	4,418,322
Series J, 5.00%		15,000	374,850
Southern Co.:
5.25%		99,600	2,541,792
5.25%		186,487	4,770,337
6.25%		110,053	2,854,775
			17,655,386
Multi-Utilities - 0.2%
CMS Energy Corp.:
5.625%		93,258	2,417,247
5.875%		29,230	774,010
5.875%		6,000	158,460
Dominion Energy, Inc. Series A, 5.25%		31,034	787,643
DTE Energy Co.:
6.00%		13,000	343,980
Series B, 5.375%		60,210	1,532,947
Series E, 5.25%		60,000	1,551,000
Integrys Energy Group, Inc. 0.00% (c)		48,019	1,310,919
			8,876,206
TOTAL UTILITIES			26,531,592

TOTAL NONCONVERTIBLE PREFERRED STOCKS			163,632,743

TOTAL PREFERRED STOCKS
(Cost $316,936,543)			345,735,634
		Principal Amount(a)	Value

Bank Loan Obligations - 0.3%
CONSUMER DISCRETIONARY - 0.2%
Diversified Consumer Services - 0.2%
Spin Holdco, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.2509% 11/14/22 (c)(d)		4,510,620	4,397,855
WASH Multifamily Acquisition, Inc. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.250% 4.9516% 5/14/22 (c)(d)		4,101,669	3,988,873
3 month U.S. LIBOR + 3.250% 4.9516% 5/14/22 (c)(d)		635,536	618,059
			9,004,787
Internet & Direct Marketing Retail - 0.0%
Bass Pro Shops LLC. Tranche B, term loan 3 month U.S. LIBOR + 5.000% 6.7016% 9/25/24 (c)(d)		1,359,074	1,334,012

TOTAL CONSUMER DISCRETIONARY			10,338,799

CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
BI-LO LLC Tranche B, term loan 3 month U.S. LIBOR + 8.000% 10.0333% 5/31/24 (c)(d)		987,500	911,956
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
California Resources Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.4516% 12/31/22 (c)(d)		3,650,000	3,062,095
INDUSTRIALS - 0.1%
Commercial Services & Supplies - 0.1%
Lineage Logistics Holdings, LLC. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.7016% 2/27/25 (c)(d)		4,196,819	4,184,564
TOTAL BANK LOAN OBLIGATIONS
(Cost $19,227,087)			18,497,414
		Shares	Value

Equity Funds - 9.6%
Fidelity Real Estate Equity Central Fund (h)
(Cost $479,994,211)		3,970,832	488,293,250
		Principal Amount(a)	Value

Preferred Securities - 7.4%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
DCP Midstream Partners LP 7.375% (c)(e)		1,900,000	1,879,203
Energy Transfer Partners LP 6.25% (c)(e)		2,270,000	2,084,637
Summit Midstream Partners LP 9.5% (c)(e)		1,000,000	598,866
			4,562,706
FINANCIALS - 6.4%
Banks - 5.9%
Bank of America Corp.:
5.125% (c)(e)		26,975,000	29,037,629
5.2% (c)(e)		24,000,000	25,644,000
5.875% (c)(e)		10,000,000	11,171,986
6.1% (c)(e)		12,120,000	13,648,801
6.25% (c)(e)		14,575,000	16,466,226
6.3% (c)(e)		1,250,000	1,448,990
6.5% (c)(e)		2,000,000	2,278,852
BB&T Corp. 4.8% (c)(e)		4,000,000	4,145,432
Citigroup, Inc.:
5% (c)(e)		10,000,000	10,447,390
5.35% (c)(e)		2,000,000	2,083,223
5.9% (c)(e)		6,605,000	7,107,411
5.95% (c)(e)		10,750,000	11,729,490
5.95% (c)(e)		7,000,000	7,294,224
6.25% (c)(e)		3,500,000	4,036,721
6.3% (c)(e)		1,000,000	1,077,769
JPMorgan Chase & Co.:
3 month U.S. LIBOR + 3.320% 5.4186% (c)(d)(e)		10,000,000	10,129,820
4.625% (c)(e)		500,000	505,886
5% (c)(e)		11,015,000	11,667,220
5.15% (c)(e)		11,765,000	12,358,833
5.3% (c)(e)		12,585,000	12,809,745
6% (c)(e)		8,000,000	8,736,090
6.1% (c)(e)		9,000,000	9,935,250
6.125% (c)(e)		7,000,000	7,713,826
6.75% (c)(e)		10,000,000	11,486,277
PNC Financial Services Group, Inc.:
4.85% (c)(e)		490,000	519,033
5% (c)(e)		230,000	244,603
6.75% (c)(e)		3,500,000	3,769,772
Royal Bank of Scotland Group PLC 8.625% (c)(e)		3,000,000	3,281,734
U.S. Bancorp 5.3% (c)(e)		1,500,000	1,632,084
USB Realty Corp. 3 month U.S. LIBOR + 1.140% 3.1479% (b)(c)(d)(e)		7,000,000	6,075,018
Wachovia Capital Trust III 3 month U.S. LIBOR + 0.930% 5.5698% (c)(d)(e)		9,796,000	10,045,782
Wells Fargo & Co.:
5.875% (c)(e)		10,650,000	12,118,824
5.9% (c)(e)		27,000,000	29,895,566
			300,543,507
Capital Markets - 0.3%
Bank of New York Mellon Corp.:
4.625% (c)(e)		2,000,000	2,108,297
4.95% (c)(e)		2,250,000	2,325,218
Charles Schwab Corp.:
4.625% (c)(e)		250,000	260,391
7% (c)(e)		1,000,000	1,114,457
Goldman Sachs Capital II 3 month U.S. LIBOR + 0.768% 4% (c)(d)(e)		4,694,000	4,172,914
Goldman Sachs Group, Inc. 4.95% (c)(e)		725,000	744,696
Northern Trust Corp. 4.6% (c)(e)		1,785,000	1,847,773
State Street Corp. 5.25% (c)(e)		1,750,000	1,808,811
			14,382,557
Insurance - 0.2%
MetLife, Inc. 5.25% (c)(e)		7,000,000	7,265,943

TOTAL FINANCIALS			322,192,007

INDUSTRIALS - 0.9%
Industrial Conglomerates - 0.7%
General Electric Co. 5% (c)(e)		37,436,000	37,484,571
Trading Companies & Distributors - 0.2%
AerCap Holdings NV 5.875% 10/10/79 (c)		8,490,000	9,091,151

TOTAL INDUSTRIALS			46,575,722

TOTAL PREFERRED SECURITIES
(Cost $351,008,285)			373,330,435
		Shares	Value

Money Market Funds - 6.2%
Fidelity Cash Central Fund 1.61% (i)
(Cost $314,516,008)		314,458,309	314,521,200
TOTAL INVESTMENT IN SECURITIES - 99.6%
(Cost $4,325,441,581)			5,050,806,300
NET OTHER ASSETS (LIABILITIES) - 0.4%			18,221,671
NET ASSETS - 100%			$5,069,027,971

Currency Abbreviations

EUR – European Monetary Unit

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $263,890,838 or 5.2% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (e) Security is perpetual in nature with no stated maturity date.

 (f) Non-income producing

 (g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,212,313 or 0.0% of net assets.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Noble Midstream Partners LP	11/15/19	$1,337,324

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,888,604
Fidelity Securities Lending Cash Central Fund	57,880
Total	$4,946,484

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases(a)	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Real Estate Equity Central Fund	$--	$479,994,211	$--	$--	$8,299,039	$488,293,250	50.6%
Total	$--	$479,994,211	$--	$--	$8,299,039	$488,293,250

 (a) Includes the value of shares purchased through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$174,972,466	$174,972,466	$--	$--
Consumer Discretionary	145,511,197	145,511,197	--	--
Consumer Staples	567,833,982	558,323,760	9,510,222	--
Energy	314,532,175	302,524,040	12,008,135	--
Financials	419,016,907	359,768,385	59,248,522	--
Health Care	516,258,372	436,151,200	80,107,172	--
Industrials	186,916,412	170,613,310	16,303,102	--
Information Technology	307,337,759	307,337,759	--	--
Materials	75,313,211	71,178,386	4,134,825	--
Real Estate	58,790,424	46,877,238	11,913,186	--
Utilities	214,239,079	185,220,122	29,018,957	--
Corporate Bonds	875,442,017	--	875,442,017	--
Bank Loan Obligations	18,497,414	--	18,497,414	--
Equity Funds	488,293,250	488,293,250	--	--
Preferred Securities	373,330,435	--	373,330,435	--
Money Market Funds	314,521,200	314,521,200	--	--
Total Investments in Securities:	$5,050,806,300	$3,561,292,313	$1,489,513,987	$--

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

AAA,AA,A	0.7%
BBB	7.2%
BB	3.0%
B	2.1%
CCC,CC,C	0.1%
Not Rated	11.9%
Equities	68.3%
Short-Term Investments and Net Other Assets	6.7%
100%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

The information in the above table is based on the combined investments of the fund and its pro-rata share of the investments in each non-money market Fidelity Central Fund.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $3,530,931,362)	$4,247,991,850
Fidelity Central Funds (cost $794,510,219)	802,814,450
Total Investment in Securities (cost $4,325,441,581)		$5,050,806,300
Cash		1,776,178
Foreign currency held at value (cost $7)		7
Receivable for investments sold		11,465,837
Receivable for fund shares sold		2,879,316
Dividends receivable		8,717,226
Interest receivable		3,067,014
Distributions receivable from Fidelity Central Funds		463,017
Prepaid expenses		7,364
Other receivables		68,682
Total assets		5,079,250,941
Liabilities
Payable for investments purchased	$4,715,569
Payable for fund shares redeemed	1,931,706
Accrued management fee	2,238,496
Transfer agent fee payable	624,555
Distribution and service plan fees payable	513,207
Other affiliated payables	90,164
Other payables and accrued expenses	109,273
Total liabilities		10,222,970
Net Assets		$5,069,027,971
Net Assets consist of:
Paid in capital		$4,094,524,704
Total accumulated earnings (loss)		974,503,267
Net Assets		$5,069,027,971
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($661,326,797 ÷ 41,927,296 shares)(a)		$15.77
Maximum offering price per share (100/94.25 of $15.77)		$16.73
Class M:
Net Asset Value and redemption price per share ($275,563,570 ÷ 17,483,401 shares)(a)		$15.76
Maximum offering price per share (100/96.50 of $15.76)		$16.33
Class C:
Net Asset Value and offering price per share ($316,896,221 ÷ 20,192,375 shares)(a)		$15.69
Strategic Dividend and Income:
Net Asset Value, offering price and redemption price per share ($3,142,639,336 ÷ 197,865,603 shares)		$15.88
Class I:
Net Asset Value, offering price and redemption price per share ($545,366,410 ÷ 34,434,897 shares)		$15.84
Class Z:
Net Asset Value, offering price and redemption price per share ($127,235,637 ÷ 8,031,566 shares)		$15.84

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2019
Investment Income
Dividends		$130,397,848
Interest		20,277,332
Income from Fidelity Central Funds (including $57,880 from security lending)		4,946,484
Total income		155,621,664
Expenses
Management fee	$25,448,183
Transfer agent fees	7,370,487
Distribution and service plan fees	6,014,287
Accounting and security lending fees	1,070,474
Custodian fees and expenses	76,164
Independent trustees' fees and expenses	19,367
Registration fees	197,383
Audit	84,080
Legal	13,605
Miscellaneous	31,092
Total expenses before reductions	40,325,122
Expense reductions	(119,453)
Total expenses after reductions		40,205,669
Net investment income (loss)		115,415,995
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	119,685,382
Redemptions in-kind with affiliated entities	117,501,248
Fidelity Central Funds	(1,074)
Foreign currency transactions	26,890
Total net realized gain (loss)		237,212,446
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	163,306,478
Fidelity Central Funds	8,300,113
Assets and liabilities in foreign currencies	1,173
Total change in net unrealized appreciation (depreciation)		171,607,764
Net gain (loss)		408,820,210
Net increase (decrease) in net assets resulting from operations		$524,236,205

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2019	Year ended November 30, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$115,415,995	$132,833,806
Net realized gain (loss)	237,212,446	223,744,831
Change in net unrealized appreciation (depreciation)	171,607,764	(236,142,409)
Net increase (decrease) in net assets resulting from operations	524,236,205	120,436,228
Distributions to shareholders	(302,089,461)	(366,851,468)
Share transactions - net increase (decrease)	248,213,434	(412,705,165)
Total increase (decrease) in net assets	470,360,178	(659,120,405)
Net Assets
Beginning of period	4,598,667,793	5,257,788,198
End of period	$5,069,027,971	$4,598,667,793

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Strategic Dividend & Income Fund Class A

Years ended November 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$15.18	$15.92	$14.63	$14.04	$15.46
Income from Investment Operations
Net investment income (loss)A	.34	.40	.37	.38	.35
Net realized and unrealized gain (loss)	1.23	(.02)	1.61	.84	(.51)
Total from investment operations	1.57	.38	1.98	1.22	(.16)
Distributions from net investment income	(.33)	(.38)B	(.38)B	(.35)	(.35)
Distributions from net realized gain	(.65)	(.73)B	(.31)B	(.28)	(.91)
Total distributions	(.98)	(1.12)C	(.69)	(.63)	(1.26)
Net asset value, end of period	$15.77	$15.18	$15.92	$14.63	$14.04
Total ReturnD,E	11.44%	2.50%	13.96%	9.07%	(.95)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.00%	1.00%	1.01%	1.02%	1.03%
Expenses net of fee waivers, if any	1.00%	1.00%	1.01%	1.02%	1.02%
Expenses net of all reductions	1.00%	1.00%	1.01%	1.02%	1.02%
Net investment income (loss)	2.28%	2.62%	2.41%	2.67%	2.43%
Supplemental Data
Net assets, end of period (000 omitted)	$661,327	$559,334	$619,704	$701,171	$632,817
Portfolio turnover rateH	58%	49%	64%	60%	55%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $1.12 per share is comprised of distributions from net investment income of $.384 and distributions from net realized gain of $.732 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were .01%.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Strategic Dividend & Income Fund Class M

Years ended November 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$15.17	$15.90	$14.62	$14.03	$15.45
Income from Investment Operations
Net investment income (loss)A	.30	.36	.33	.34	.31
Net realized and unrealized gain (loss)	1.23	(.01)	1.61	.84	(.50)
Total from investment operations	1.53	.35	1.94	1.18	(.19)
Distributions from net investment income	(.29)	(.35)B	(.34)B	(.31)	(.31)
Distributions from net realized gain	(.65)	(.73)B	(.31)B	(.28)	(.91)
Total distributions	(.94)	(1.08)	(.66)C	(.59)	(1.23)D
Net asset value, end of period	$15.76	$15.17	$15.90	$14.62	$14.03
Total ReturnE,F	11.16%	2.31%	13.64%	8.80%	(1.22)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.25%	1.25%	1.26%	1.27%	1.28%
Expenses net of fee waivers, if any	1.25%	1.25%	1.26%	1.27%	1.28%
Expenses net of all reductions	1.25%	1.25%	1.26%	1.27%	1.27%
Net investment income (loss)	2.04%	2.37%	2.16%	2.41%	2.18%
Supplemental Data
Net assets, end of period (000 omitted)	$275,564	$247,182	$263,012	$251,600	$223,424
Portfolio turnover rateI	58%	49%	64%	60%	55%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $.66 per share is comprised of distributions from net investment income of $.344 and distributions from net realized gain of $.311 per share.

 D Total distributions of $1.23 per share is comprised of distributions from net investment income of $.311 and distributions from net realized gain of $.914 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were .01%.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Strategic Dividend & Income Fund Class C

Years ended November 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$15.10	$15.83	$14.56	$13.98	$15.39
Income from Investment Operations
Net investment income (loss)A	.23	.28	.25	.27	.24
Net realized and unrealized gain (loss)	1.22	(.01)	1.60	.83	(.50)
Total from investment operations	1.45	.27	1.85	1.10	(.26)
Distributions from net investment income	(.21)	(.26)B	(.27)B	(.24)	(.24)
Distributions from net realized gain	(.65)	(.73)B	(.31)B	(.28)	(.91)
Total distributions	(.86)	(1.00)C	(.58)	(.52)	(1.15)
Net asset value, end of period	$15.69	$15.10	$15.83	$14.56	$13.98
Total ReturnD,E	10.61%	1.76%	13.05%	8.22%	(1.65)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.75%	1.76%	1.76%	1.78%	1.78%
Expenses net of fee waivers, if any	1.75%	1.76%	1.76%	1.78%	1.78%
Expenses net of all reductions	1.75%	1.75%	1.76%	1.77%	1.78%
Net investment income (loss)	1.53%	1.86%	1.66%	1.91%	1.67%
Supplemental Data
Net assets, end of period (000 omitted)	$316,896	$349,003	$422,221	$392,853	$348,111
Portfolio turnover rateH	58%	49%	64%	60%	55%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $1.00 per share is comprised of distributions from net investment income of $.264 and distributions from net realized gain of $.732 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were .01%.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Strategic Dividend & Income Fund

Years ended November 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$15.27	$16.01	$14.72	$14.12	$15.54
Income from Investment Operations
Net investment income (loss)A	.39	.44	.41	.42	.39
Net realized and unrealized gain (loss)	1.24	(.02)	1.62	.85	(.51)
Total from investment operations	1.63	.42	2.03	1.27	(.12)
Distributions from net investment income	(.37)	(.43)B	(.42)B	(.39)	(.39)
Distributions from net realized gain	(.65)	(.73)B	(.31)B	(.28)	(.91)
Total distributions	(1.02)	(1.16)	(.74)C	(.67)	(1.30)
Net asset value, end of period	$15.88	$15.27	$16.01	$14.72	$14.12
Total ReturnD	11.81%	2.78%	14.21%	9.39%	(.68)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.71%	.71%	.73%	.75%	.76%
Expenses net of fee waivers, if any	.71%	.71%	.73%	.75%	.75%
Expenses net of all reductions	.71%	.71%	.73%	.75%	.75%
Net investment income (loss)	2.57%	2.91%	2.69%	2.94%	2.70%
Supplemental Data
Net assets, end of period (000 omitted)	$3,142,639	$2,903,986	$3,294,527	$3,314,523	$2,833,413
Portfolio turnover rateG	58%	49%	64%	60%	55%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $.74 per share is comprised of distributions from net investment income of $.424 and distributions from net realized gain of $.311 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were .01%.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Strategic Dividend & Income Fund Class I

Years ended November 30,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$15.23	$15.97	$14.69	$14.09	$15.51
Income from Investment Operations
Net investment income (loss)A	.38	.44	.41	.42	.39
Net realized and unrealized gain (loss)	1.24	(.02)	1.61	.85	(.51)
Total from investment operations	1.62	.42	2.02	1.27	(.12)
Distributions from net investment income	(.36)	(.42)B	(.42)B	(.38)	(.39)
Distributions from net realized gain	(.65)	(.73)B	(.31)B	(.28)	(.91)
Total distributions	(1.01)	(1.16)C	(.74)D	(.67)E	(1.30)
Net asset value, end of period	$15.84	$15.23	$15.97	$14.69	$14.09
Total ReturnF	11.82%	2.76%	14.17%	9.39%	(.69)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.74%	.74%	.75%	.76%	.77%
Expenses net of fee waivers, if any	.74%	.74%	.75%	.76%	.77%
Expenses net of all reductions	.74%	.74%	.75%	.76%	.76%
Net investment income (loss)	2.54%	2.88%	2.67%	2.93%	2.69%
Supplemental Data
Net assets, end of period (000 omitted)	$545,366	$510,226	$658,324	$403,233	$327,167
Portfolio turnover rateI	58%	49%	64%	60%	55%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $1.16 per share is comprised of distributions from net investment income of $.424 and distributions from net realized gain of $.732 per share.

 D Total distributions of $.74 per share is comprised of distributions from net investment income of $.424 and distributions from net realized gain of $.311 per share.

 E Total distributions of $.67 per share is comprised of distributions from net investment income of $.384 and distributions from net realized gain of $.281 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were .01%.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Strategic Dividend & Income Fund Class Z

Years ended November 30,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$15.24	$15.61
Income from Investment Operations
Net investment income (loss)B	.40	.09
Net realized and unrealized gain (loss)	1.23	(.33)
Total from investment operations	1.63	(.24)
Distributions from net investment income	(.38)	(.13)
Distributions from net realized gain	(.65)	–
Total distributions	(1.03)	(.13)
Net asset value, end of period	$15.84	$15.24
Total ReturnC,D	11.90%	(1.57)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.61%	.64%G
Expenses net of fee waivers, if any	.61%	.64%G
Expenses net of all reductions	.61%	.64%G
Net investment income (loss)	2.67%	3.57%G
Supplemental Data
Net assets, end of period (000 omitted)	$127,236	$28,937
Portfolio turnover rateH	58%	49%

 A For the period October 2, 2018 (commencement of sale of shares) to November 30, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were .01%.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2019

1. Organization.

Fidelity Strategic Dividend & Income Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Strategic Dividend and Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%. The following summarizes the Fund's investment in each non - money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Real Estate Equity Central Fund	FMR Co., Inc. (FMRC)	Seeks above-average income and long-term capital growth by investing primarily in equity securities of issuers in the real estate industry.		.01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, foreign currency transactions, market discount, contingent interest, certain conversion ratio adjustments, equity-debt classifications, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$852,927,792
Gross unrealized depreciation	(117,077,092)
Net unrealized appreciation (depreciation)	$735,850,700
Tax Cost	$4,314,955,600

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$33,854,207
Undistributed long-term capital gain	$212,634,902
Net unrealized appreciation (depreciation) on securities and other investments	$728,232,577

The tax character of distributions paid was as follows:

	November 30, 2019	November 30, 2018
Ordinary Income	$110,205,553	$ 132,264,110
Long-term Capital Gains	191,883,908	234,587,358
Total	$302,089,461	$ 366,851,468

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including in-kind transactions), other than short-term securities, aggregated $2,614,491,387 and $2,715,707,028, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,498,741	$45,024
Class M	.25%	.25%	1,294,626	2,765
Class C	.75%	.25%	3,220,920	310,993
			$6,014,287	$358,782

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$218,579
Class M	41,137
Class C(a)	20,660
$280,376

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,092,138.18
Class M	467,666.18
Class C	596,502.19
Strategic Dividend and Income	4,279,547.14
Class I	903,159.17
Class Z	31,475.05
	$7,370,487

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .02%.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Strategic Dividend & Income Fund	$22,989

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Exchanges In-Kind. During the period, the Fund completed an exchange in-kind with Fidelity Real Estate Equity Central Fund. The Fund delivered investments, including accrued interest, and cash valued at $479,994,211 in exchange for 3,970,832 shares of the Central Fund. The net realized gain of $117,501,248 on investments delivered in-kind is included in the accompanying Statement of Operations. The Fund recognized net gains for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $12,363 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Total fees paid by the Fund to NFS, as lending agent, amounted to $28. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $54,287 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $14,341.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $34,808 and a portion of class-level operating expenses as follows:

Amount
Class A	$1,929
Class M	876
Class C	1,210
Strategic Dividend and Income	10,100
Class I	1,768
Class Z	134
$16,017

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2019	Year ended November 30, 2018(a)
Distributions to shareholders
Class A	$36,765,328	$42,881,641
Class M	15,469,364	17,767,821
Class C	19,455,086	26,002,081
Strategic Dividend and Income	193,709,820	234,001,314
Class I	33,756,907	46,197,804
Class Z	2,932,956	807
Total	$302,089,461	$366,851,468

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to November 30, 2018.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2019	Year ended November 30, 2018(a)	Year ended November 30, 2019	Year ended November 30, 2018(a)
Class A
Shares sold	10,137,465	4,637,442	$150,713,804	$70,353,845
Reinvestment of distributions	2,622,271	2,762,733	35,698,883	41,771,478
Shares redeemed	(7,686,508)	(9,479,902)	(113,513,627)	(142,906,986)
Net increase (decrease)	5,073,228	(2,079,727)	$72,899,060	$(30,781,663)
Class M
Shares sold	3,468,735	2,206,310	$51,223,126	$33,380,481
Reinvestment of distributions	1,128,257	1,162,608	15,291,547	17,572,593
Shares redeemed	(3,413,002)	(3,606,131)	(50,613,083)	(54,433,882)
Net increase (decrease)	1,183,990	(237,213)	$15,901,590	$(3,480,808)
Class C
Shares sold	3,532,465	1,989,680	$51,771,825	$30,073,346
Reinvestment of distributions	1,414,634	1,672,021	18,925,001	25,201,309
Shares redeemed	(7,870,206)	(7,213,057)	(115,782,230)	(108,486,360)
Net increase (decrease)	(2,923,107)	(3,551,356)	$(45,085,404)	$(53,211,705)
Strategic Dividend and Income
Shares sold	31,412,334	16,704,619	$469,433,397	$254,962,468
Reinvestment of distributions	12,644,084	13,858,631	173,457,371	210,623,108
Shares redeemed	(36,321,610)	(46,192,336)	(541,844,805)	(702,410,303)
Net increase (decrease)	7,734,808	(15,629,086)	$101,045,963	$(236,824,727)
Class I
Shares sold	9,398,197	6,617,735	$139,640,055	$100,549,695
Reinvestment of distributions	2,281,249	2,822,591	31,203,792	42,809,377
Shares redeemed	(10,735,952)	(17,161,807)	(159,665,659)	(260,333,856)
Net increase (decrease)	943,494	(7,721,481)	$11,178,188	$(116,974,784)
Class Z
Shares sold	7,041,963	1,914,775	$106,194,305	$28,811,119
Reinvestment of distributions	182,211	53	2,558,764	807
Shares redeemed	(1,091,315)	(16,121)	(16,479,032)	(243,404)
Net increase (decrease)	6,132,859	1,898,707	$92,274,037	$28,568,522

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to November 30, 2018.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. (FIIOC) converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Strategic Dividend & Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Strategic Dividend & Income Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of November 30, 2019, the related statement of operations for the year ended November 30, 2019, the statement of changes in net assets for each of the two years in the period ended November 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 277 funds. Mr. Chiel oversees 173 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Vadim Zlotnikov (1962)

Year of Election or Appointment: 2019

Vice President

Mr. Zlotnikov also serves as Vice President of other funds. Mr. Zlotnikov serves as President and Chief Investment Officer of Global Asset Allocation and is an employee of Fidelity Investments (2018-present). Prior to joining Fidelity Investments, Mr. Zlotnikov served as Co-Head of Multi-Asset Solutions, Chief Market Strategist, and CIO of Systematic Strategies with AllianceBernstein (investment adviser firm, 2013-2018).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2019 to November 30, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Expenses Paid During Period-B June 1, 2019 to November 30, 2019
Class A	1.00%
Actual		$1,000.00	$1,092.00	$5.24
Hypothetical-C		$1,000.00	$1,020.05	$5.06
Class M	1.24%
Actual		$1,000.00	$1,090.70	$6.50
Hypothetical-C		$1,000.00	$1,018.85	$6.28
Class C	1.75%
Actual		$1,000.00	$1,087.70	$9.16
Hypothetical-C		$1,000.00	$1,016.29	$8.85
Strategic Dividend and Income	.71%
Actual		$1,000.00	$1,093.50	$3.73
Hypothetical-C		$1,000.00	$1,021.51	$3.60
Class I	.74%
Actual		$1,000.00	$1,093.60	$3.88
Hypothetical-C		$1,000.00	$1,021.36	$3.75
Class Z	.62%
Actual		$1,000.00	$1,094.40	$3.26
Hypothetical-C		$1,000.00	$1,021.96	$3.14

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio. In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .005%.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Strategic Dividend & Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Strategic Dividend & Income Fund
Class A	12/30/19	12/27/19	$0.094	$0.697
Class M	12/30/19	12/27/19	$0.084	$0.697
Class C	12/30/19	12/27/19	$0.063	$0.697
Strategic Dividend & Income Fund	12/30/19	12/27/19	$0.106	$0.697
Class I	12/30/19	12/27/19	$0.105	$0.697
Class Z	12/30/19	12/27/19	$0.110	$0.697

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2019, $220,289,812, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.69% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class A designates 13%, 100%, 100%, and 100%; Class M designates 15%, 100%, 100%, and 100%; Class C designates 17%, 100%, 100%, and 100%; Strategic Dividend & Income Fund designates 12%, 95%, 95%, and 95%; Class I designates 13%, 95%, 96%, and 96%; and Class Z designates 12%, 90%, 90%, and 90%; of the dividends distributed in December, April, July, and October, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 16%, 100%, 100%, and 100%; Class M designates 17%, 100%, 100%, and 100%; Class C designates 20%, 100%, 100%, and 100%; Strategic Dividend & Income Fund designates 15%, 100%, 100%, and 100%; Class I designates 15%, 100%, 100%, and 100%; and Class Z designates 14%, 100%, 100%, and 100%; of the dividends distributed in December, April, July, and October, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Strategic Dividend & Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Approval of Amended and Restated Advisory Contracts. At its September 2019 meeting, the Board also unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) in connection with an upcoming consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expects to merge with and into FMR and, after the merger, FMR expects to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. The fund underperformed its benchmark for the one- and three-year periods ended January 2019, and as a result, the Board is actively engaged in discussions with FMR regarding the steps it is taking to address the fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Strategic Dividend & Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class I, Class Z and the retail class ranked below the competitive median for 2018 and the total expense ratio of each of Class M and Class C ranked above the competitive median for 2018. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that, when compared with competitor funds that charge a 0.50% 12b-1 fee, the total expense ratio of Class M is below median. The Board noted that the total expense ratio of Class C was also above the competitive median because of its 1.00% 12b-1 fee. The Board noted that, when compared with competitor funds that charge a 1.00% 12b-1 fee, the total expense ratio of Class C is below median. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and meets periodically, to evaluate potential fall-out benefits. The Board noted that the committee was expected to, among other things: (i) discuss the legal framework surrounding potential fall-out benefits; (ii) review the Board's responsibilities and approach to potential fall-out benefits; and (iii) review practices employed by competitor funds regarding the review of potential fall-out benefits. The Board noted that it would consider the committee's findings in connection with future consideration of contract renewals.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the practices of certain sub-advisers regarding their receipt of research from broker-dealers that execute the funds' portfolio transactions; (vi) the terms of Fidelity's voluntary expense limitation agreements; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the impact on fund profitability of recent changes in total net assets for Fidelity's money market funds, anticipated changes to the competitive landscape for money market funds, and the level of investor comfort with gates, fees, and floating NAVs; (xi) the funds' share class structures and distribution channels; and (xii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed and the fund's Amended and Restated Contracts should be approved.

SDI-ANN-0120
1.802403.115

Item 2.

Code of Ethics

As of the end of the period, November 30, 2019, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Strategic Dividend & Income Fund (the “Fund”):

Services Billed by PwC

November 30, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Strategic Dividend & Income Fund	$68,000	$5,100	$6,800	$2,900

November 30, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Strategic Dividend & Income Fund	$61,000	$5,500	$5,600	$3,200

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	November 30, 2019A	November 30, 2018A
Audit-Related Fees	$7,890,000	$7,745,000
Tax Fees	$10,000	$20,000
All Other Fees	$-	$-

A Amounts may reflect rounding

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	November 30, 2019A	November 30, 2018A
PwC	$12,555,000	$10,955,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	January 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	January 24, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	January 24, 2020